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                                                                  EXHIBIT 10.86


                         THE HUNTINGTON NATIONAL BANK

                                   TERM NOTE

$8,750,000.00                                         Dated as of July 31, 1997
                                                                Cleveland, Ohio


         FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank", which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Eight Million Seven Hundred Fifty Thousand and No/100 Dollars ($8,750,000.00) (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the time(s) and in the manner(s) hereinafter provided in this note (this "Note").


         This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Bank (hereinafter called the "Loan Agreement") dated as of July 31, 1997, and all the covenants, representations, agreements, terms and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

         Interest will accrue on the unpaid balance of the Principal Sum at the applicable interest rate set forth in the Loan Agreement. Interest shall be payable quarterly and at such other times as specified in the Loan Agreement.


         Upon the occurrence and during, the continuance of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to five percentage points (5%) in excess of the Prime Commercial Rate.

         All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

         As used herein, Prime Commercial Rate shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.



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MANNER OF PAYMENT

         The Principal Sum shall be due and payable in twenty-eight (28) consecutive quarterly installments, beginning on September 30, 1997, and continuing on the last day of each calendar quarter thereafter, and at maturity whether by demand, acceleration, or otherwise. Each installment of the Principal Sum shall be in the amount of Three Hundred Twelve Thousand Five Hundred and No/100 Dollars ($312,500.00), plus a final installment of the remaining Principal Sum which shall be due and payable on June 30, 2004. The undersigned shall also pay annual Mandatory Prepayments pursuant to Section 2 of the Loan Agreement. Regular payments made by the undersigned with respect to the indebtedness evidenced hereby shall be applied first to accrued interest then due and then to the Principal Sum. Optional and Mandatory Prepayments made by the undersigned with respect to the indebtedness evidenced hereby shall be applied first to accrued interest then due and then to the Principal Sum in the inverse order of installments due hereunder without relieving the undersigned from continuing to make regular payments as set forth herein and in the Loan Agreement.

PREPAYMENT

         Prepayment of all or any portion of the Principal Sum may be subject to a prepayment premium as set forth in the Loan Agreement.

LATE CHARGE

         Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to the lesser of 5% of the amount of the installment or payment, or $250.00.

SECURITY

         This Note is secured by the security interest in the Collateral (as defined in the Loan Agreement) granted by the undesigned pursuant to the terms and conditions of the Loan Agreement. The rights of the Bank under this Note shall be cumulative and in addition to any and all rights of the Bank under the Loan Agreement or otherwise.

DEFAULT

         Upon the occurrence and continuance of an "Event of Default" under the Loan Agreement, the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.




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GENERAL PROVISIONS

         All of the parties hereto, including the undersigned, and any endorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

         The obligations evidenced hereby may from time to time be evidenced by another Note or Notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

         THE UNDERSIGNED ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE, UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

WARRANT OF ATTORNEY

         Each of the undersigned authorize any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon appearing to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or



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judgments against any one or more of the undersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to confess judgment.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                          YOSYSTEMS, INC., an Ohio
                                            corporation


                                          By: /s/ Daniel J. White
                                             ----------------------------------
                                              Daniel J. White, President



                                          SMS GEOTRAC, INC., a Delaware
                                           corporation


                                          By: /s/ Daniel J. White
                                             ----------------------------------
                                              Daniel J. White, President



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